Exhibit 99.1

Riot Blockchain Announces Adjournment of Annual Meeting of Stockholders

Annual Meeting to Resume on Thursday, February 1, 2018

CASTLE ROCK, Colo., Dec 27, 2017 — Riot Blockchain Inc. (Nasdaq: RIOT) (the "Company") today announced that its 2017 Annual Meeting of Stockholders scheduled for December 28, 2017 (the "Annual Meeting"), was adjourned to achieve a quorum on the proposals to be approved.

The Annual Meeting has been adjourned to 10:00 a.m. Eastern Standard Time on Thursday, February 1, 2018, at the Boca Raton Resort and Club, 501 East Camino Real, Boca Raton, FL 33422, to allow additional time for the Company's stockholders to vote on proposals to approve the following:

1.	To elect as directors the nominees named in the proxy statement;
2.	To ratify the appointment of EisnerAmper LLP as our independent public accountant for the fiscal year ending December 31, 2017;
3.	To advise us as to whether you approve the compensation of our named executive officers (Say-on-Pay); and
4.	To approve an amendment to the Company's 2017 Equity Incentive Plan to increase the reservation of common stock for issuance thereunder to 1,645,000 shares from 895,000 shares.

During the period of the adjournment, the Company will continue to solicit proxies from its stockholders with respect to the proposals set forth in the proxy statement. Only stockholders of record on the record date of December 11, 2017, are entitled to and are being requested to vote. If a stockholder has previously submitted its proxy card and does not wish to change its vote, no further action is required by such stockholder.

No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting. The Company's proxy statement and any other materials filed by the Company with the SEC remain unchanged and can be obtained free of charge at the SEC's website at www.sec.gov.

The Company encourages all stockholders that have not yet voted to vote their shares by 11:59 p.m. on Wednesday, January 31, 2018, Eastern Standard Time.   If you have not voted, or have mislaid your proxy materials or are uncertain if you have voted all the shares you are entitled to vote please see "How You Can Vote" in the proxy materials.  Every single vote counts.

Important Information

This material may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders in connection with the Annual Meeting. The Company has filed with the Securities and Exchange Commission and mailed to its stockholders a proxy statement in connection with the Annual Meeting, and advises its stockholders to read the proxy statement and any and all supplements and amendments thereto because they contain important information. Stockholders may obtain a free copy of the proxy statement and other documents filed by the Company with the Securities and Exchange Commission at www.sec.gov.  The proxy statement and these other documents may also be obtained upon request addressed to the Company's Corporate Secretary at 202 6th Street, Suite 401, Castle Rock, CO 80104.

About Riot Blockchain

Riot Blockchain, Inc. is leveraging its expertise and a network of professional advisors to build and support blockchain technologies.  It is establishing an Advisory Board with technical experience intending to become a leading authority and supporter of blockchain, while providing investment exposure to the rapidly growing Bitcoin and blockchain ecosystems. For more information, visit http://www.RiotBlockchain.com/.

Safe Harbor

The information provided in this press release may include forward-looking statements relating to future events or the future financial performance of the Company. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as "anticipates," "plans," "expects," "intends," "will," "potential," "hope" and similar expressions are intended to identify forward-looking statements.  These forward-looking statements are based upon current expectations of the Company and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in this press release relating to the Company may be found in the Company's periodic filings with the Securities and Exchange Commission, including the factors described in the sections entitled "Risk Factors", copies of which may be obtained from the SEC's website at www.sec.gov. The parties do not undertake any obligation to update forward-looking statements contained in this press release.

Media Contacts
Karen Chase or Travis Kruse
Russo Partners, LLC
(646) 942-5627
(212) 845-4272
karen.chase@russopartnersllc.com
travis.kruse@russopartnersllc.com

Investor Contact
IR@RiotBlockchain.com